SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 20, 2004
Date of Report (date of earliest event reported)

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

as Depositor and Master Servicer under a
Pooling and Servicing Agreement
dated as of December 1, 2004
providing for the issuance of

WaMu MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2004-AR14
(Exact name of Registrant as specified in its charter)

Delaware	333-103345	94-2528990
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

The following exhibit is filed herewith:

4.1	Pooling and Servicing Agreement by and among Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, LaSalle Bank National Association, as Trustee, and Christiana Bank & Trust Company , as Delaware Trustee, dated as of December 1, 2004.

The Mortgage Loan Schedule, included as Exhibit D to the Pooling and Servicing Agreement, has been intentionally omitted from this filing. Copies may be obtained from Washington Mutual Mortgage Securities Corp. or LaSalle Bank National Association by contacting,:

in the case of Washington Mutual Mortgage Securities Corp.,

Laura Kelsey Master Servicing Department Washington Mutual Mortgage Securities Corp. 75 N. Fairway Drive,VHF2A01 Vernon Hills, IL 60061 Telephone: (847) 393-5198 Facsimile: (847) 549-2997

in the case of LaSalle Bank National Association,

Stefanie Edwards LaSalle Bank National Association 135 S. LaSalle Street, Suite 1625 Chicago, IL 60603 Telephone: (312) 904-8975 Facsimile: (312) 904-2084

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
Date: December 29, 2004	By:	/s/ Richard Careaga Richard Careaga First Vice President (Authorized Officer)

Exhibit Index

4.1	Pooling and Servicing Agreement by and among Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, LaSalle Bank National Association, as Trustee, and Christiana Bank & Trust Company , as Delaware Trustee, dated as of December 1, 2004.